                                  SCHEDULE 14A
                                 (Rule 14a-101)

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement

                                        [ ]  Confidential, for use of
[x]  Definitive Proxy Statement              the Commission only
[ ]  Definitive Additional Materials         (as permitted by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a_ll(c) or Rule 14a_12

                                  UNIVEC, INC.
                (Name of Registrant as Specified In Its Charter)

                                  UNIVEC, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a_6(i)(4) and 0_11.
         (1) Title of each class of securities to which transaction applies:___________________________
         (2) Aggregate number of securities to which transaction applies:__________________________
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0_11:1_________________
         (4)      Proposed maximum aggregate value of transaction:______________
         (5)      Total fee paid:__________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0_ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:$______________
         (2)      Form, Schedule or Registration Statement No.: _______________
         (3)      Filing Party: _________________
         (4)      Date Filed: __________________

                                  UNIVEC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         to be held on December 6, 2001

To the Stockholders of Univec, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of Univec, Inc., a Delaware corporation (the "Company") for the year ending December 31, 2000, will be held on December 6, 2001, at the executive offices of the Company, 22 Dubon Court, Farmingdale, New York 11735, at the hour of 10:00 a.m. The meeting is being held for the following purposes:

         1. To elect six Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

         2. To ratify the appointment of Most Horowitz & Company, LLP as the Company's independent public accountants for the year ending December 31, 2001.

         3. To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

         Only stockholders of record at the close of business on November 1, 2001, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Farmingdale, New York 11735                  By Order of the Board of Directors
November 9, 2001
                                             Flora Schoenfeld
                                             Secretary


                                   IMPORTANT:

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

                                  UNIVEC, INC.
                                 22 Dubon Court
                           Farmingdale, New York 11735
                                 (516) 777-2000
                          -----------------------------

                                 PROXY STATEMENT

                          -----------------------------

         The Board of Directors of Univec, Inc. (the "Company") presents this Proxy Statement and the enclosed proxy card to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on December 6, 2001. The record date of this proxy solicitation is November 1, 2001 (the "Record Date"). All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and in favor of ratifying the appointment of Most Horowitz & Company, LLP as the Company's independent public accountants for the year ending December 31, 2001. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any matters that may be brought before the Annual Meeting other than those listed on the Notice of the Annual Meeting.

         In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked at any time before being voted by sending a new proxy bearing a later date or a revocation notice to the Company at the above address, attn: Secretary, or by notifying the Secretary of the Company at the Annual Meeting. The Company is soliciting these proxies and will pay the entire expense of solicitation, which will be made by use of the mails. This Proxy Statement is being mailed on or about November 9, 2001.

         The total number of shares of common stock, $.001 par value ("Common Stock"), of the Company outstanding as of the Record Date, was 6,709,642 shares. The Common Stock is the only outstanding class of securities of the Company entitled to vote. Each share of Common Stock has one vote. Only stockholders of record as of the close of business on November 1, 2001 will be entitled to vote at the Annual Meeting or any adjournments thereof.

         The affirmative vote by holders of a plurality of the votes cast for the election of directors at the Annual Meeting is required for the election of Directors. The affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of Most Horowitz & Company, LLP, as independent accountants for the years ending December 31, 2001. All proxies will be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non_votes"), those shares will not be included in the vote totals.

         A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's principal office, 22 Dubon Court, Farmingdale, New York 11735, during business hours, for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder. Such list shall also be available at the Annual Meeting.

                    ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTORS

         The Directors to be elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proxies not marked to the contrary will be voted "FOR" the election to the Board of Directors of the following six persons:

         Set forth below is certain information as of the Record Date concerning each Nominee, including his or her age, position with the company, present principal occupation, and business experience during the past five years, and the period he or she has served as a director.



                                                                                              Director
          Name               Age                           Position                             Since
          ----               ---                           --------                             -----
Alan H. Gold, M.D.           54       Chief Executive Officer and Director                     August,
                                                                                               1992

Joel Schoenfeld              56       Chairman of the Board of Directors and Director          August,
                                                                                               1992

John Frank                   61       Director and a consultant to the Company in the areas    August,
                                      of corporate development and strategic planning          1992

Marla Manowitz               48       Chief Financial Officer and Director                     April,
                                                                                               1999

Andrew Rosenberg, M.D.       56       Director                                                 November, 1999

Richard Mintz                56       Director                                                 March,
                                                                                               1999

         ALAN H. GOLD, M.D. has served as Chief Executive Officer of the Company since November 30, 1999 and a Director since the Company's inception in August, 1992. Prior to November, 1999, Dr. Gold served as President of the Company since July, 1996 and as Chairman of the Board of Directors from March, 1999 to November, 1999. Dr. Gold has been a plastic surgeon since 1972 and is currently in private practice. He is a medical advisor to the United Nations Development Program.

         JOEL SCHOENFELD, the founder of the Company, has been Chairman of the Board of Directors since November 1999 and from the Company's inception until March, 1999. Mr. Schoenfeld was Chief Executive Officer of the Company from its inception in August, 1992 until November 30, 1999. Mr. Schoenfeld was the founder and President of J&B Schoenfeld, a global trading company whose main focus was on the import, export and processing of pelts and hides, specializing in trade with the USSR and Europe.

         In 1988, Mr. Schoenfeld formed the American-Russian International Trading Company, which advised on trade agreements between the USSR and United States. AMRU's broad base of interest and expertise enabled it to take on such diverse projects as a joint venture with the Soviet government and military known as AMRU-STAR, the representation of the Soviet Space Agency to Washington, D.C., the introduction of western advertising to the USSR in conjunction with another American company, Transportation Displays, Inc., and the construction of a studio producing children's films for international distribution.

         As a result of the political changes in the former USSR, Mr. Schoenfeld sought to further his business strategies. In 1990, he founded Joel Schoenfeld & Associates in Garden City, New York. With affiliate offices in Moscow, San Jose, London, and Boston, the company's purpose was to originate, structure, capitalize, negotiate and advise on the implementation of import and export trade transactions, projects and programs.

         Mr. Schoenfeld has been a commercial attache and a consultant to a number of foreign and multinational governments. Recently, Mr. Schoenfeld was an advisor to United Nations Development Programs. Previously, he served as:

         o        Senior Advisor to the Costa Rican Ambassador to the United
                  Nations

         o Senior Advisor and Coordinator, Chief of Staff to the Chairman of the Committee of States Parties to the International Covenant on Civil and Political Rights to the United Nations

         o Senior Economic and Trade Advisor to the United Nations Commission on Transnational Corporations

         Mr. Schoenfeld was named in February, 1999, in a Federal Grand Jury Indictment filed in the United States District Court for the Southern District of Ohio, Western Division. The indictment alleges that Mr. Schoenfeld engaged in certain activities in connection with a commercial transaction in 1991. In February 2001, a motion to dismiss was filed and Mr. Schoenfeld believes the court will dismiss the matter. In November, 1999, Mr. Schoenfeld resigned as Chief Executive Officer and was elected to the position of Chairman of the Board of Directors. Mr. Schoenfeld continues as an employee of the Company.

         JOHN FRANK has been a Director and a consultant to the Company in the areas of corporate development and strategic planning since its inception in August, 1992. Mr. Frank has been Vice President, Strategy and Corporate Development of The Hartford Steam Boiler Inspection and Insurance Co. since February, 2000 and served as Chief Information Officer from August, 1996 through February, 2000. Mr. Frank was Special Projects Manager for Electronic Data Systems Corporation from October, 1994 to August, 1996; Chief Auditor of Travelers Insurance Companies from August, 1993 to September, 1994; principal of Lipera Frank Inc. from September, 1991 to July, 1993; and a partner of Coopers & Lybrand from January, 1982 to September, 1991, where he managed strategic planning and financial management engagements for Fortune 500 clients. Mr. Frank is a CPA.

         MARLA MANOWITZ has been a Director since April 30, 1999 and Chief Financial Officer since March 18, 1999. Ms. Manowitz served as head of the Company's internal accounting department since March, 1998. Prior thereto for more than the past five years, Ms. Manowitz was principally engaged as an accountant in her own private practice.

         ANDREW ROSENBERG, M.D. has been a Director since November 30, 1999, and serves as the Chairman of the Department of Anesthesiology, Hospital of Joint Diseases, Orthopedic Institute. Dr. Rosenberg has acted as a consultant to the Company since 1998.

         RICHARD MINTZ has been a Director since March 18, 1999. Mr. Mintz is President of Peristaltic Technologies, Inc., a manufacturer of medical infusion pumps and plastic disposable catheters, and Vice President and General Manager of A. K. Allen & Co., Inc./Allen Avionics, Inc., a manufacturer of electronic components and fluid power products, positions he has held for more than the past five years.

         All directors hold office until the annual meeting of stockholders of the Company following their election or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and serve at its discretion.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS,
                 COMMITTEES OF THE BOARD AND EXECUTIVE OFFICERS

Meetings of the Board of Directors and Information Regarding Committees

         The Board of Directors has one standing committee, an Audit Committee. The Audit Committee is composed of Dr. Gold and Mr. Frank. The duties of the Audit Committee include: recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations.

         The Audit Committee held two meetings in 2000. The Board of Directors has not adopted a written charter for the Audit Committee. Mr. Frank is considered "independent" within the meaning of Nasdaq Marketplace Rule 4200(a)(15). Although Dr. Gold is not "independent" within the meaning of this Rule, the Board of Directors has determined that he is a suitable member of the Committee. The audit committee does not have a written charter.

         The Board of Directors held five meetings in 2000, which include special telephonic meetings as well as Unanimous Written Consents. All Directors attended at least 75% of the total number of Board meetings and meetings of committees on which they served during the period in which they served thereon during 2000.

AUDIT COMMITTEE REPORT

Review with Management:

         The Committee has reviewed and discussed Univec's audited financial statements with management.

Review and Discussions with Independent Auditors:

         The Committee has discussed with Most Horowitz & Company, LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committess) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting.

         The Committee has also received written disclosures and the letter from Most Horowitz & Company, LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Most Horowitz & Company, LLP their independence.

Conclusion:

         Based on the review and discussions referred to above, the Committee recommended to the Company's Board of Directors that its audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors, Alan H. Gold, M.D.
John Frank

         The information containing the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference to such filing.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
             THE NOMINEES FOR DIRECTORS IN THE FOREGOING PROPOSAL 1


EXECUTIVE COMPENSATION

(a)      SUMMARY COMPENSATION

         The following table sets forth the compensation awarded to, earned by or paid to the Company's Chairman and each other executive officer of the Company whose salary and bonus for the year ended December 31, 2000 exceeded $100,000.

                                  Annual Compensation     Long Term Compensation
                                  -------------------     ----------------------

                                                Other Annual      Securities
Name and Principal Position   Year   Salary     Compensation  Underlying Options
---------------------------   ----   ------     ------------  ------------------

Joel Schoenfeld,              2000  $254,507(2)         -       2,430,000(3)
Chairman (1)                  1999  $221,150(2)         -       1,700,524(4)

----------
(1) Joel Schoenfeld served as the Company's Chairman of the Board of Directors since November 30, 1999 and prior to March 1999 and as Chief Executive Officer from the Company's inception until November 30, 1999.

(2) The Company accrues compensation expense for Joel Schoenfeld at a rate of $211,200 per annum, plus benefits, which include a car allowance (approximately $7,193 in 2000 and $7,900 in 1999) and life/disability/ health and car insurance (approximately ($43,307 in 2000 and $21,250 in 1999).

(3) Represents the following stock options: (a) options expiring February 13, 2003 to purchase 2,130,000 shares at exercise price of $.59 per share; and (b) options expiring June 13, 2003 to purchase 300,000 shares at an exercise price of $.675 per share.

(4) During the year ending December 31, 1999, Mr. Schoenfeld was granted the option to convert $204,063 in accrued payroll, into 1,700,524 shares of common stock representing a price of $.12 per share.

(b)      EMPLOYMENT AGREEMENTS

         Joel Schoenfeld serves as Chairman of the Board of Directors and as an employee of the Company pursuant to an employment agreement which expires on March 28, 2003. The agreement provides Mr. Schoenfeld with a salary of $192,000 per annum and life, disability and health insurance benefits. The Company also has agreed to reimburse Mr. Schoenfeld for automobile lease payments under his existing vehicle lease, or alternatively, to provide him with an automobile allowance of $10,800 per annum, and at the expiration of the vehicle lease, to pay him the fair market value of the vehicle if he elects to exercise the option to purchase the vehicle pursuant to the lease. The agreement contains a non_competition covenant that prohibits him, directly or indirectly, from engaging in a competitive business (as defined) for a period of twelve months following the termination of his employment. The foregoing restriction does not apply if the Company does not offer to extend or renew his employment following the expiration of his employment agreement on terms not less favorable to him than those set forth in his employment agreement.

(c)      OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning the grant of stock options to Joel Schoenfeld (the "Named Executive Officer") during the fiscal year ended December 31, 2000.


                  Number of Shares     Percent of Total Options
                 Underlying Options     Granted to Employees in     Exercise Price        Expiration
Name                   Granted                Fiscal Year              Per Share             Date
----                   -------                -----------              ---------             ----

Joel Schoenfeld      2,130,000                   64%                    $0.590         February 12,
                                                                                          2003
                       300,000                    9%                    $0.695        June 13, 2003


         The following table summarizes for the Named Executive Officer the total number of shares acquired upon exercise of options during the year ended December 31, 2000, and the value realized (fair market value at the time of exercise less exercise price), the total number of unexercised options, if any, held at December 31, 2000, and the aggregate dollar value of in-the-money, unexercised options, held at December 31, 2000. The value of the unexercised, in-the-money options at December 31, 2000, is the difference between their exercise or base price ($0.12), and the fair market value of the underlying Common Stock on December 31, 2000. The closing bid price of the Common Stock on December 31, 2000 was $0.1562.


(d)      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
         AND FISCAL YEAR END OPTION/SAR VALUES


                                                                                   Value of Unexercised
                       Shares Acquired Upon            Number of Securities             In-The-Money
                        Exercise of Options           Underlying Unexercised           Options at
                        During Fiscal 2000         Options at December 31, 2000      December 31, 2000
                        ------------------         ----------------------------      -----------------

Name                 Number      Value Realized    Exercisable     Unexercisable     Exercisable    Unexercisable
----                 ------      --------------    -----------     -------------     -----------    -------------
Joel Schoenfeld     416,666          $50,000        6,458,858           None            $53,716          None


PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Most Horowitz & Company, LLP has served as the Company's principal accountant to audit its financial statements since 1999. Most Horowitz & Company, LLP has completed its audit report of the financial statements for the fiscal year ending December 31, 2000 and has been engaged to audit the 2001 financial statements.

         Most Horowitz & Company, LLP have no financial interest, either direct or indirect, in the Company.

         Most Horowitz & Company, LLP was initially engaged after Richard A. Eisner & Company resigned on March 22, 1999 as the Company's independent accountant of record for the 1998 calendar year before rendering an audit report.

         During the Company's last two fiscal years and the subsequent interim periods through the date of Richard A. Eisner & Company's resignation, there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused the former accountant to make reference to the subject matter of the disagreements in connection with its report.

Audit Fees

         The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Most Horowitz & Company, LLP:

            Audit Fees                                 $102,993.00
            Financial Information Systems
               Design and Implementation Fees          $      0.00
            All Other Fees                             $  6,840.00

         The Audit Committee has considered whether the provision of services other than audit services referenced above is compatible with maintenance of the principal accountant's independence.


     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
        RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 2)


OTHER MATTERS

         The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice of Annual Meeting and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Security Ownership and Certain Beneficial Owners and Management

         The following table sets forth certain information concerning the beneficial ownership of the Common Stock as of September 30, 2001 by (i) each stockholder known by the Company to be a beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director of the Company and each Named Executive Officer and (iii) all directors and officers as a group.



                                                          Amount and            Percentage of Common
                                                     Nature of Beneficial       Stock  Beneficially
Name                                                      Ownership(1)                Owned (2)
----                                                      ------------                ---------
Joel and Flora Schoenfeld(3)........................     7,526,612(4)(5)              55.40%(6)
Alan H. Gold, M.D.(3)...............................     1,724,888(4)(7)              21.41%(8)
John Frank(9) ......................................     1,849,375(10)                23.31%(11)
Marla Manowitz(12)..................................       210,600(13)                 3.06%
Richard Mintz(14)...................................       118,000(15)                 1.75%
Andrew Rosenberg(16)................................       227,000(17)                 3.30%
All directors and executive officers as a group
 (7 persons)........................................    11,656,475 (18)(19)            70.09%(20)

------------
* Less than 1%

         (1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above as of September 30, 2001, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

         (2) Except as otherwise stated, calculated on the basis of 6,365,746 shares of Common Stock issued and outstanding on September 30, 2001.

         (3) Address is c/o the Company, 22 Dubon Court, Farmingdale, New York 11735.

         (4) All of the shares owned by Dr. Gold have been pledged to secure certain indebtedness to Joel Schoenfeld. Dr. Gold retains voting and dispositive power with respect to the pledged shares until the occurrence of a default in the payment of the indebtedness secured by the pledged shares. Accordingly, the pledged shares have been included in the number of shares beneficially owned by Dr. Gold and excluded from the number of shares beneficially owned by Mr. Schoenfeld.

         (5) Includes 6,462,858 shares upon exercise of presently exercisable options, 432,885 shares issuable upon conversion of Series A Preferred Stock, and 4,000 shares issuable upon exercise of the Company's Redeemable Common Stock Purchase Warrants.

         (6) Calculated on the basis of 13,585,385 of Common Stock issued and outstanding.

         (7) Includes 1,312,445 shares upon exercise of presently exercisable options and 27,555 shares issuable upon conversion of Series A Preferred Stock.

         (8) Calculated on the basis of 8,057,197 shares of Common Stock issued and outstanding.

         (9) Address is c/o The Hartford Steam Boiler Insurance & Inspection Co., P.O. Box 5204, One State Street, Hartford, Connecticut 06102-5024.

         (10) Includes 1,078,236 shares issuable upon exercise of options, and 166,000 shares issuable upon exercise of the Company's Redeemable Common Stock Purchase Warrants.

         (11) Calculated on the basis of 7,933,878 shares of Common Stock issued and outstanding.

         (12)     Address is c/o the Company, 22 Dubon Court, Farmingdale, NY
                  11735.

         (13) Includes 200,000 shares upon exercise of presently exercisable options.

         (14) Address is c/o Sonic Industries, Inc., 225 Henrietta Avenue, Oceanside, New York 11572.

         (15) Includes 50,000 shares upon exercise of presently exercisable options.

         (16)     Address is c/o the Company, 22 Dubon Court, Farmingdale, NY
                  11735.

         (17) Includes 75,000 shares upon exercise of presently exercisable options and 108,000 warrants.

         (18) For purposes of this calculation, shares of Common Stock beneficially owned by more than one person have only been included once.

         (19) Includes 11,656,475 shares issuable upon exercise of presently exercisable options. See footnotes (5)(7)(10)(13)(15) and
                  (17).

         (20) Calculated on the basis of 16,630,176 shares of Common Stock issued and outstanding.


         In connection with agreements granting Terumo Europe N.V. a non-exclusive license to manufacture and market the Company's auto-disable syringes and providing for the sale by the Company to Terumo of equipment to manufacture the syringes, the Company has agreed that Terumo will have a right of first refusal if the Company or its controlling stockholder intend to sell a controlling interest in the Company. Terumo's first refusal right could discourage hostile or other third party offers to acquire all or a controlling interest in the Company.

Executive Officers and Significant Employees

         The names, ages and business backgrounds of the executive officers and other significant employees of the Company who are not nominees for Director are as follows:

         Name              Age              Office                 Officer Since
         ----              ---              ------                 -------------

Flora Schoenfeld *         54       Treasurer and Secretary        August 1992

-------------
* Flora Schoenfeld has been Treasurer and Secretary of the Company since its inception in August 1992. Since March 1992, she has also been Treasurer and Secretary of Joel Schoenfeld & Associates. She is the wife of Joel Schoenfeld, Chairman of the Board and Chief Executive Officer of the Company.

Certain Transactions

         In November 1999, Joel Schoenfeld, the former Chief Executive Officer of the Company and current Chairman of the Board of Directors, and Flora Schoenfeld, Treasurer/ Secretary, were granted the right to convert $204,063 and $24,000, respectively, in accrued payroll due to them to 1,900,524 shares of common stock of the Company representing a price of $.12 per share. In addition, Mr. John Frank, Director, converted a loan of $25,000 due to him by the Company, plus interest and some expenses, into 223,600 shares of common stock of the Company representing a price of $.12 per share which were exercised on January 28, 2000. On January 29, 2000, Mr. Schoenfeld exercised $50,000 in options due to him into 416,666 shares of Common Stock. Of the 416,000 common shares, 250,000 shares were sold to Mr. John Frank, in March 2000 at a value of $30,000.

         On March 15, 2000, Dr. Alan Gold, the current Chief Executive Officer; Joel Schoenfeld, the former Chief Executive Officer of the Company and current Chairman of the Board of Directors; and John Frank, a director, jointly and severally guaranteed the Company's obligation in connection with an equipment lease with the Business Alliance Capital Corporation ("BACC"). The Company sold equipment for an aggregate sales price of $360,777, net of expenses of $74,223, and leased back the equipment. The lease requires equal monthly payments of $12,083 for three years. In partial consideration for the guarantee, the Company issued 300,000 options to each guarantor under the 2000 Stock Option Plan. These options expire June 13, 2005 and are exercisable at a price of $0.675 per share.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities within specified time periods to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, Directors and ten percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports received by the Company and written representations from such persons concerning the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the fiscal years ended December 31, 2000.


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

Expenses

         The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

Stockholder Proposals

Stockholder Proposals for Inclusion in Next Year's Proxy Statement:

Stockholders may submit proposals on matters appropriate for stockholder action at the Company's Annual Meetings consistent with regulations adopted by the SEC and the Company's By-laws. In order for such proposals to be included in the Proxy Statement and form of proxy relating to the 2002 Annual Meeting, such proposals must be received not later than July 5, 2002. Proposals should be addressed to Flora Schoenfeld, Secretary, 22 Dubon Court, Farmingdale, New York, 11735.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting:

         For any proposal that is not submitted for inclusion in the 2002 Annual Meeting Proxy Statement, but is instead sought to be presented directly at the 2002 Annual Meeting, SEC rules permit management to vote proxies in its discretion if:

o Notice of the proposal is received before the close of business on September 21, 2002 and management advises stockholders in the 2002 Proxy Statement about the nature of the matter and how management intends to vote on such matter, or

o Notice of the proposal is not received prior to the close of business on September 21, 2002.

         Notices of intention to present proposals at the 2002 Annual Meeting should be addressed to Flora Schoenfeld, Secretary, 22 Dubon Court, Farmingdale, New York, 11735.

         No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely (120 days before the Annual Meeting). If the date of the 2002 Annual Meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words, if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.


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


                              AVAILABLE INFORMATION

         Copies of the Company's Annual Report on Form 10_KSB for the fiscal year ended December 31, 2000 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Flora Schoenfeld, Company's Secretary, Univec, Inc., 22 Dubon Court, Farmingdale, New York 11735 or on the Commission's Web Site at www.sec.gov.

                                             By Order of the Board of Directors

                                             Flora Schoenfeld, Secretary

Farmingdale, New York 11735
November 9, 2001


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


                                  UNIVEC, INC.
                                 22 Dubon Court
                           Farmingdale, New York 11735

                                      PROXY

The undersigned, a holder of Common Stock of Univec, Inc., a Delaware corporation (the "Company"), hereby appoints Joel Schoenfeld and Flora Schoenfeld, and each of them, the proxy of the undersigned, with full power of substitution, to attend represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on December 6, 2001 and any adjournments thereof, as follows:

1. The election of six Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

      [ ] FOR all nominees listed below
      [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME BELOW)

      Dr. Alan H. Gold, Joel Schoenfeld, John Frank, Richard Mintz, Marla Manowitz and Dr. Andrew Rosenberg.

2. The ratification of the appointment of Most Horowitz & Company, LLP, as the Company's independent public accountants for the year ending December 31, 2001.

      [ ] FOR  [ ] AGAINST       [ ] ABSTAIN

3. Upon such other matters as may properly come before the meeting or any adjournments thereof.

      The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereby, said proxies are authorized to vote in accordance with their best judgment.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTORS NAMED IN PROPOSAL 1 AND FOR THE ADOPTION OF PROPOSAL 2, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

      The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting dated November 9, 2001 relating to the Annual Meeting.


                                                  ------------------------------
                                                  Signature(s) of Stockholder(s)


      The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

Date:_________________, 2001

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                  UNIVEC, INC.

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       13